SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2013
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation:

Principles of Consolidation:  The consolidated financial statements include the accounts of the Company and the Bank and have been prepared in conformity with U.S. generally accepted accounting principles and conform to preponderant practices in the banking industry. The financial statements also include two wholly-owned entities on a deconsolidated basis, Clover Leaf Financial Services, and First Clover Leaf Statutory Trust I.  All material intercompany accounts and transactions have been eliminated in the consolidation.

Use of Estimates:

Use of Estimates:  In preparing the accompanying consolidated financial statements, the Company’s management is required to make estimates and assumptions which affect the reported amounts of assets and liabilities as of the date of the balance sheet and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, the value of goodwill, the value of mortgage servicing rights, and the fair value of financial instruments.

Cash Equivalents:

Cash Equivalents:  For purposes of reporting cash flows, cash and cash equivalents  include cash on hand and amounts due from banks, including cash items in process of clearing and federal funds sold. Generally, federal funds are sold for one-day periods. Cash flows from loans, deposits, and securities sold under agreements to repurchase are treated as net increases or decreases in the statement of cash flows.

The Company is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank. Those reserve balances were approximately $5,849,000 and $3,062,000, respectively, at December 31, 2013 and 2012.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Interest-Earning Time Deposits:

Interest-Earning Time Deposits:  Interest-earning time deposits in banks are carried at cost.  At December 31, 2013 and 2012 interest-earning time deposits amounted to $1,766,493 and $1,749,744, respectively.

Securities:

Securities:  Securities classified as available for sale are those debt securities that the Company intends to hold for an indefinite period of time, but not necessarily to maturity.  Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Company’s assets and liabilities, liquidity needs, regulatory capital considerations and other similar factors.

Securities available for sale are carried at fair value, with unrealized gains and losses excluded from earnings and reported in other comprehensive income.  Purchase premiums and discounts are recognized in interest income using the interest method over the terms of the securities.  Gains and losses on the sale of securities are recorded on the trade date and are determined using the specific identification method.

The Company evaluates its debt securities for other-than-temporary impairment (OTTI) on an ongoing basis for those securities with a fair value below amortized cost.  The review takes into consideration current market conditions, issuer rating changes and trends, the credit worthiness of the obligator of the security, current analysts’ evaluations, failure of the issuer to make scheduled interest or principal payments, the Company’s lack of intent to sell the security or whether it is more-likely-than-not that the Company will be required to sell the debt security before its anticipated recovery, as well as other qualitative factors.  The term OTTI is not intended to indicate that the decline is permanent, but indicates that the prospects for a near-term recovery of value is not necessarily favorable, or that there is a lack of evidence to support a realizable value equal to or greater than the carrying value of the investment.  Any portion of such a decline in value associated with credit loss is recognized in earnings as an impairment loss with the remaining noncredit-related component being recognized in other comprehensive income.  A credit loss is determined by assessing whether the amortized cost basis of the security will be recovered, by comparing the present value of cash flows expected to be collected from the security, computed using original yield as the discount rate, to the amortized cost basis of the security. The shortfall of the present value of the cash flows expected to be collected in relation to the amortized cost basis is considered to be the “credit loss.”

Federal Home Loan Bank Stock:

Federal Home Loan Bank Stock:  The Company held Federal Home Loan Bank of Chicago (FHLB) stock of $2,887,763 for the years ended December 31, 2013 and 2012.  The Company is required to maintain these equity securities as a member of the FHLB and in amounts as required by this institution. These equity securities are “restricted” in that they can only be redeemed by the respective institution at par. Therefore, they are less liquid than other tradable equity securities and their fair value is not readily available.

Loans:

Loans:  The Company offers real estate, commercial and consumer loans to customers. A substantial portion of the loan portfolio is represented by real estate loans throughout Edwardsville, Illinois and the surrounding area. The ability of the Company’s debtors to comply with repayment terms is dependent upon the real estate and general economic conditions in this area.

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are reported at their outstanding unpaid principal balances adjusted for charge-offs, the allowance for loan losses, and any deferred costs (fees) on originated loans.

Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs (fees), are deferred and recognized as an adjustment of the related loan yield using the interest method.

The accrual of interest on real estate, commercial business, and consumer loans is discontinued at the time the loan is 90 days past due unless the credit is well-secured and in process of collection. Consumer loans are typically charged off no later than 180 days past due. Past due status is based on contractual terms of the loan. In all cases, loans are placed on non-accrual or charged-off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on non-accrual or charged-off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Loans held for sale:

Loans held for sale:  Loans originated and intended for sale are carried at the lower of cost or estimated fair value which is based on market pricing.  Net unrealized losses, if any, are recognized through a valuation allowance by charges to income.

Allowance for Loan Losses:

Allowance for Loan Losses:  The allowance for loan losses is a valuation account for probable incurred credit losses.  Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed.  Subsequent recoveries, if any, are credited to the allowance.  Management estimates the allowance balance required using our historical loan loss experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral, and prevailing economic conditions.  Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged off.

The allowance for loan losses is evaluated on at least a quarterly basis by management.  This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.  Management considers the allowance for loan losses at December 31, 2013 and 2012 to be at an adequate level.  However, changes may be necessary if further economic and other conditions differ substantially from the current environment.  To the extent actual outcomes differ from the estimates, additional provision for credit losses may be required that would reduce future earnings.

Loans identified as losses by management, internal loan review and/or bank examiners are charged-off.  Furthermore, consumer loan accounts are charged-off automatically based on regulatory requirements related to delinquency.

The allowance consists of specific and general components.  The specific component relates to loans that are individually classified as impaired.  A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.  Loans for which the terms have been modified resulting in a concession, and for which the borrower is experiencing financial difficulties, are considered troubled debt restructurings.  All troubled debt restructurings are classified as impaired.

Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired.  Management determines the significance of payment delays and payment shortfalls on case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

All loans classified as substandard and loans over $250,000 categorized as special mention are evaluated for impairment.  If a loan is impaired, we further test to see if it is considered collateral dependent.  If the loan is collateral dependent, a portion of the allowance is allocated so that the loan is reported at the fair value of the collateral.  If the loan is not collateral dependent, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan’s existing rate.

Troubled debt restructurings are separately identified for impairment disclosures and are measured at the present value of estimated future cash flows using the loan’s effective rate at inception.  If a troubled debt restructuring is considered to be a collateral dependent loan, the loan is reported, net, at the fair value of the collateral.  For troubled debt restructurings that subsequently default, the Company determines the amount of reserve in accordance with the accounting policy for the allowance for loan losses.

The general component of the allowance covers non-impaired loans.  Once the non-impaired loans are separated into the specified loan pools, we analyze the pools using two criteria: historical loss data, and qualitative adjustments.  Historical data involves a three year look-back at gross charge-offs specific to each portfolio segment.  We utilize three years of data summarized by quarter.  This model assumes a heavier weighting on the most recent years.  These data are analyzed and used to arrive at a base for our reserve percentage.  The qualitative adjustments are determined based on various publications, market research, economic reports and management’s expertise and knowledge of the immediate lending market and include the following:

•                  Changes in sector’s portfolio health

•                  Changes in non-impaired classified assets

•                  National and/or local economic conditions

•                  Changes in financial industry/regulation

•                  Changes in value of underlying collateral

•                  Changes in segment concentrations

•                  Changes in volume/nature of loan portfolio

•                  Changes in past dues, non-accruals/asset quality

•                  Changes in lending policies/underwriting practices

•                  Changes in loan review/oversight

•                  Changes in staff depth/experience

•                  Changes in competition/legal

The consideration of all of these factors results in a loss allocation percentage for each portfolio segment.  The following portfolio segments have been identified:

Real Estate Loans:

One-to-four family (owner occupied and non-owner occupied)

Multi-family

Commercial (owner occupied and non-owner occupied)

Construction and land

Commercial

Commercial business

Consumer:

Home equity

Automobile and other

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk.  Management reviews and presents these policies to the Board at least annually.  A reporting system supplements the review process by providing management with reports related to loan production, loan quality, loan delinquencies and non-performing and potential problem loans.

One-to-four family real estate loans are predominately collateralized by properties located in our primary market area.  Due to overwhelming customer demand in the continuing low interest rate environment, virtually all of these loans have fixed rates of interest.  We generally sell most of the conforming, fixed-rate loans that we originate, but we generally retain the servicing rights on these loans.  We may generally lend up to 80% of the property’s appraised value, or up to 90% of the property’s appraised value if the borrower obtains private mortgage insurance.  We require title insurance on all of our one-to-four family real estate loans, and we also require that fire and extended coverage casualty insurance be maintained in an amount equal to at least the lesser of the loan balance or the replacement cost of the improvements on the property.  We also require a property appraisal for all one-to-four family loans that are underwritten to comply with secondary market standards.  Appraisals are conducted by independent appraisers from a list approved by our board of directors.

Multi-family real estate loans are generally secured by apartment buildings and rental properties with five or more units.  The majority of our multi-family real estate loans are secured by properties located within our market area.  Multi-family real estate loans generally are offered with interest rates that adjust after one, three or five years.  The majority of these loans either float with the prime rate or they are fixed balloon loans.  When originating multi-family real estate loans we evaluate the qualifications and financial condition of the borrower, profitability and expertise, as well as the value and condition of the mortgaged property securing the loans.  We also consider the financial resources of the borrower, the borrower’s experience in owning or managing a similar property, and the borrower’s payment history with us and other financial institutions.  Multi-family real estate loans are generally originated in amounts up to 80% of the lower of the sale price or the appraised value of the mortgaged property securing the loans.  All multi family real estate loans over $250,000 are appraised by independent appraisers approved by the board of directors.

Commercial real estate loans are secured predominately by office buildings, and to a lesser extent warehouse properties and more specialized properties such as churches and schools.  We originate commercial real estate loans generally with a typical term of five years with balloon payments.  These loans generally amortize over 15 to 20 years.  We offer both adjustable and fixed rates of interest on commercial real estate loans, with the interest rate for adjustable rate loans tied to the prime interest rate.  We may generally lend up to 80% of the properties appraised value.  We require independent appraisals for all commercial real estate loans in excess of $250,000.  Creditworthiness is determined by considering the character, experience, management and financial strength of the borrower, and the ability of the property to generate adequate funds to cover both operating expenses and debt service.  We require title insurance on all of our commercial real estate loans, and we also require that fire and extended coverage casualty insurance be maintained.

Construction lending generally involves a greater degree of risk than our other real estate lending.  The repayment of the construction loan is, to a great degree, dependent upon the successful and timely completion of the project.  The construction phase of a loan generally lasts up to six months with loan-to value ratios of up to 80%, (or up to 90% if the borrower obtains private mortgage insurance) of the appraised estimated value of the completed property or cost, whichever is less.  Our procedures for underwriting construction loans include an assessment of the borrower’s credit history and the borrower’s ability to meet other existing debt obligations, as well as payment of principal and interest on the proposed loan.  We use the same underwriting standards and procedures for construction/permanent lending as we do for one-to-four family residential real estate lending.

Commercial business loans vary in type and may be secured or unsecured for the purpose of financing equipment acquisition, expansion, working capital and other general business purposes.  The terms of these loans are generally for less than five years.  The loans are either fixed-rate or carry variable interest rates indexed to the prime rate.  Commercial credit decisions are based upon a complete credit review of the borrower.  A determination is made as to the borrower’s ability to repay in accordance with the proposed terms as well as an overall assessment of the credit risks involved.  Personal guarantees of borrowers are generally required.  In evaluating a commercial business loan, we consider debt service capabilities, actual and projected cash flows, and the borrower’s inherent industry risks.  Credit agency reports of the borrower’s credit history as well as bank checks and trade investigations supplement the analysis of the borrower’s creditworthiness.

Although we originate fixed-rate and adjustable-rate loans, our ability to generate each type of loan depends upon borrower demand, market interest rates, borrower preference for fixed-versus adjustable rate loans, and the interest rates offered on each type of loan by competing lenders in our market area. Loan originations are derived from a number of sources, including existing or prior customers and walk-in customers.

Consumer loans consist primarily of home equity lines of credit, automobile loans, loans secured by deposits and securities, and unsecured personal loans.  Home equity lines of credit account for the largest segment of our consumer loans.  They are generally made for owner-occupied homes and are secured by first or second mortgages on the residential properties.  We generally offer home equity lines of credit with a maximum loan to appraised value ratio of 90%, including senior liens on the subject property.  Our procedures for underwriting consumer loans include an assessment of the borrower’s credit history and ability to meet other existing debt obligations, as well as payments of principal and interest on the proposed loans.  Although the borrower’s creditworthiness is a primary consideration, the underwriting process also includes a comparison of the value of the collateral security, if any, to the proposed loan.

Property and Equipment:

Property and Equipment:  Land is stated at cost. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined under the straight-line method over the following estimated useful lives of the assets, which are 2-50 years for buildings and improvements and 2-10 years for furniture and equipment.

Foreclosed Assets:

Foreclosed Assets:  Real estate acquired through foreclosure or deed in lieu of foreclosure represents specific assets to which the Bank has acquired legal title in satisfaction of indebtedness.  Such real estate is initially recorded at the property’s fair value at the date of foreclosure less estimated selling costs.  Initial valuation adjustments, if any, are charged against the allowance for losses on loans.  Property is evaluated regularly to ensure the recorded amount is supported by its current fair value.  Subsequent declines in estimated fair value are charged to expense when incurred.  Revenues and expenses related to holding and operating these properties are recognized or expensed as incurred.

Mortgage Servicing Rights:

Mortgage Servicing Rights:  Servicing assets are recognized as separate assets when rights are acquired through purchase or through sale of financial assets.  For sales of one-to-four family loans, a portion of the cost of originating the loan is allocated to the servicing right based on fair value.  Fair value is based on market prices for comparable mortgage servicing contracts, when available, or alternatively, is based on a valuation model that calculates the present value of estimated future net servicing income.  The valuation model incorporates assumptions that market participants would use in estimating future net servicing income, such as the cost to service, the discount rate, the custodial earnings rate, an inflation rate, ancillary income, prepayment speeds and default rates and losses. Servicing assets are evaluated for impairment based upon the fair value of the rights as compared to amortized cost.  To determine impairment the Company applies a pooling methodology to the servicing valuation, in which loans with similar characteristics are “pooled” together for valuation purposes.  Once pooled, each grouping of loans is evaluated on a discounted earnings basis to determine the present value of future earnings that a purchaser could expect to realize from the portfolio.  Earnings are projected from a variety of sources including loan servicing fees, interest earned on float, net interest earned on escrows, miscellaneous income and costs to service the loans.  If the Company later determines that all or a portion of the impairment no longer exists for a particular pool, a reduction of the allowance may be recorded as an increase to income.  Capitalized servicing rights are amortized in proportion to, and over the period of, the estimated future net servicing income of the underlying financial assets.

Goodwill:

Goodwill:  Goodwill resulting from business combinations is generally determined as the excess of the fair value of the consideration transferred, plus the fair value of any noncontrolling interests in the acquiree, over the fair value of the net assets acquired and liabilities assumed as of the acquisition date.  Goodwill acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but tested for impairment at least annually or more frequently if events and circumstances exist that indicate that a goodwill impairment test should be performed. The Company has selected September 30 as the date to perform the annual impairment test.  Our annual impairment assessment for 2013 and 2012 resulted in no goodwill impairment.  Goodwill is the only intangible asset with an indefinite life on our balance sheet.

Core Deposit Intangible:

Core Deposit Intangible:  Core deposit intangible represents the value of acquired customer relationships.  The balances created from our 2006 and 2008 acquisitions are being amortized over 7.6 and 9.7 years, respectively, using the double declining balance method.

Bank-Owned Life Insurance:

Bank-Owned Life Insurance:  The Company has purchased life insurance policies on certain key employees.  Bank-owned life insurance is recorded at the amount that can be realized under the insurance contract at the balance sheet date, which is the cash surrender value adjusted for other charges or other amounts due that are probable at settlement.

Income Taxes:

Income Taxes:  Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to amounts which are more likely than not realizable.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Income tax expense (benefit) is the tax payable (refundable) for the period plus or minus the change during the period in deferred tax assets and liabilities.

A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur.  The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination.  For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.

The Company recognizes interest and/or penalties related to income tax matters in income tax expense.

Earnings Per Common Share:

Earnings Per Common Share:  Basic earnings per share represents net income available to common stockholders divided by the weighted average number of common shares outstanding.  Diluted earnings per share reflect additional common shares that would have been outstanding if dilutive potential common shares had been issued.  No dilutive potential common shares existed at December 31, 2013 and 2012.

	Year Ended
	December 31,
	2013	2012

Net income	$3,356,061	$4,064,501

Basic weighted average shares outstanding	7,227,642	7,632,662

Dilutive potential common shares	—	—

Diluted weighted average shares outstanding	7,227,642	7,632,662

Basic and diluted earnings per share	$0.46	$0.53

Fair Value Measurements:

Fair Value Measurements:  Fair values of financial instruments are estimated using relevant market information and other assumptions, as more fully disclosed in Notes 16 and 17.  Fair value estimates involve uncertainties and matters of significant judgment.  Changes in assumptions or in market conditions could significantly affect the estimates.

Comprehensive Income:

Comprehensive Income:  Comprehensive income consists of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes unrealized gains and losses on securities available for sale which are also recognized as separate components of equity.

Loss Contingencies:

Loss Contingencies:  Loss contingencies, including claims and legal actions arising in the ordinary course of business, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated.  Management does not believe there now are such matters that will have a material effect on the financial statements.

Operating Segments:

Operating Segments:  While management monitors revenue streams of the various products and services, operations are managed and financial performance is evaluated on a Company-wide basis.  Operating segments are aggregated into one as operating results for all segments are similar.  Accordingly, all of the financial service operations are considered by management to be aggregated in one reportable operating segment.

Recent Accounting Pronouncements:

Recent Accounting Pronouncements:  The following accounting standards were recently issued relating to the financial services industry:

In July 2013, the FASB amended existing guidance related to the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss or a tax credit carryforward exists.  These amendments provide that an unrecognized tax benefit, or a portion thereof, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except to the extent that a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date to settle any additional income taxes that would result from disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, then the unrecognized tax benefit should be presented as a liability.  These amendments are effective for interim and annual reporting periods beginning after December 15, 2013.  Early adoption and retrospective application is permitted.  The Company is currently evaluating the impact of this amendment on the consolidated financial statements.

In February 2013, the Financial Accounting Standards Board issued an amendment to improve the reporting of reclassifications out of accumulated other comprehensive income.  The amendment requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items of net income either on the face of the statement that reports net income or in the financial statement notes if the amount being reclassified is required under U.S. generally accepted accounting principles (GAAP) to be reclassified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income in the same reporting period, an entity is required to provide additional detail about those amounts in the financial statement notes. For public entities, the amendments were effective prospectively for reporting periods beginning after December 15, 2012.  The effect of adopting this standard did not have a material effect on the Company’s operating results or financial condition.

Reclassifications:

Reclassifications:  Some items in the prior year financial statements were reclassified to conform to the current presentation. Reclassifications had no effect on prior year net income or stockholders’ equity.